TRANSAMERICA ADVISORY ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated May 11, 2022

to the

Prospectus dated May 1, 2022

This supplement updates certain information in the above referenced Prospectus. Except as indicated in this supplement, all other information included in the Prospectus remains unchanged. The updates below apply to the Transamerica S&P 500 Index VP and DFA VA Short-Term Fixed Portfolio in the Appendix - Portfolio Companies Available Under the Policy section of the Prospectus.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 years	10 years
Investment Objective: To achieve a stable real return in excess of the rate of inflation with minimum risk.	DFA VA Short-Term Fixed Portfolio Advised by: Dimensional Fund Advisors LP	0.12%	-0.19%	1.10%	0.78%
Investment Objective: Sees to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	Transamerica S&P 500 Index VP - Initial Class(3) Advised by: SSGA Funds Management, Inc.	0.14%	28.50%	N/A	N/A

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.